UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 12, 2009

(Date of Earliest Event Reported)

ALLIANCE IMAGING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	33-0239910
(State or Other Jurisdiction of Incorporation or Organization)	1-16609	(I.R.S. Employer Identification No.)

100 Bayview Circle, Suite 400

Newport Beach, CA 92660
(Address of Principal Executive Offices)

(714) 688-7100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)          Departure of Directors or Certain Officers.

On January 12, 2009, Alliance Imaging, Inc. (the “Company”) received from Anthony B. Helfet, a member of the Board of Directors of the Company, a notice of his resignation from the Company’s Board of Directors and all committees of the Board of Directors, effective as of the Company’s 2009 Annual Meeting.  The Company is currently conducting a search for a qualified candidate to nominate for election to the Board of Directors at the Company’s 2009 Annual Meeting to replace Mr. Helfet on the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 15, 2009		ALLIANCE IMAGING, INC.

		By:	/s/ Eli H. Glovinsky
			Name:	Eli H. Glovinsky
			Title:	Executive Vice President, General Counsel
and Secretary

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